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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-25513, 33-33187, 33-46804, 33-55746,
33-55069, 33-55287, 33-55543, 33-61407, 333-02203, 333-11079, 333-24099,
333-25387, 333-68483, 333-31132, 333-46940, and 333-54542.

                              /s/ Arthur Andersen LLP


Birmingham, Alabama
February 27, 2001